UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

Boots & Coots, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Letter to Employees

TO:	All Employees

FROM:	Jerry Winchester

SUBJECT:	Boots & Coots/Halliburton Merger

Today we announced the signing of a definitive merger agreement with Halliburton to merge our company into a subsidiary of Halliburton (please see the attached press release). Pending approval of our stockholders, customary regulatory approvals and other conditions, we expect the merger will be completed in the summer of 2010. This represents a great opportunity and accomplishment for the Boots & Coots team as Halliburton plans to shift the delivery of pressure control and well intervention services to us to manage and operate under the Boots & Coots name.

So by joining forces with Halliburton, we will be able to offer additional services like coiled tubing, nitrogen and thru tubing service tools, in addition to the industry’s largest snubbing / hydraulic workover fleet; and in more locations around the world.

While we await regulatory approvals, business will be conducted as usual and the operations of Halliburton’s and Boots & Coots’ businesses should remain entirely separate. Please do not contact anyone from Halliburton regarding this acquisition until after the close of the transaction.

Also during this time, any calls from analysts, investors or the media should be referred to Jennifer Tweeton.

We expect the transaction to close around mid-summer. From now until closing we will be working on an integration plan, and we will try to provide updates from time to time, but because both companies are publicly traded we are limited in the information we can provide, so please understand if we, at times, appear less than completely forthcoming.

We will post frequently asked questions on our Intranet Monday, April 12, so if you have questions please go there first. If your questions are still unanswered we have set up an e-mail link and a phone line, also posted on our Intranet, so that you can e-mail or phone in your question. We will then answer your questions to the best of our knowledge and update the FAQs.

For the past several years we have been doing a great job building our pressure control business. Joining forces with Halliburton will allow Boots & Coots to add the tools and services we need to complete our pressure control toolbox. This arrangement will allow Halliburton to remain focused on the things they do well and us to continue to focus on what we do well, and that’s pressure control.

Forward-Looking Statements
Information set forth in this document that are not historical statements, including statements regarding future financial performance, the merger (including the valuation, benefits, results, effects and timing thereof), the attributes of Boots & Coots’ role as a subsidiary of Halliburton and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to receive the approval of Boots & Coots’ stockholders; satisfaction of the conditions to the closing of the merger; costs and difficulties related to integration of Boots & Coots’ businesses and operations; delays, costs and difficulties relating to the merger; results of cash/stock elections of Boots & Coots’ stockholders; changes in the demand for or price of oil and/or natural gas which has been significantly impacted by the worldwide recession and the worldwide financial and credit crisis; consequences of audits and investigations by domestic and foreign government agencies and legislative bodies and related publicity; potential adverse proceedings by such agencies; protection of intellectual property rights; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to radioactive sources, explosives, and chemicals; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; unsettled political conditions, war, and the effects of terrorism, foreign operations, and foreign exchange rates and controls; weather-related issues including the effects of hurricanes and tropical storms; changes in capital spending by customers; delays or failures by customers to make payments owed to us; execution of long-term, fixed-price contracts; impairment of oil and gas properties; structural changes in the oil and natural gas industry; maintaining a highly skilled workforce; availability of raw materials; and integration of acquired businesses and operations of joint ventures. Halliburton’s and Boots & Coots’ reports on Form 10-K for the year ended December 31, 2009, recent Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect the business, results of operations, and financial condition. Halliburton and Boots & Coots undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information
In connection with the proposed merger, Halliburton and Boots & Coots intend to file materials relating to the transaction with the SEC, including a registration statement of Halliburton, which will include a prospectus of Halliburton and a proxy statement of Boots & Coots.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HALLIBURTON, BOOTS & COOTS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Halliburton and Boots & Coots, without charge, at the SEC’s web site at www.sec.gov.  Copies of Halliburton’s SEC filings may also be obtained for free by directing a request to investors@halliburton.com.  Copies of the Boots & Coots’ SEC filings may also be obtained for free by directing a request to investorrelations@boots-coots.com.

Participants in Solicitation
Halliburton and Boots & Coots and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Boots & Coots’ stockholders in respect of the merger. Information about these persons can be found in Halliburton’s proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on April 5, 2010, Boots & Coots’ proxy statement relating to its 2009 Annual Meeting of Stockholders, as filed with the SEC on April 22, 2009, and Boots & Coots’ Current Reports on Form 8-K, as filed with the SEC on July 2, 2009 and March 5, 2009.  These documents can be obtained free of charge from the sources indicated above.  Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

Customer Letter

April 12, 2010

Dear Valued Customer,

On April 9, 2010, we announced the signing of a definitive merger agreement with Halliburton to merge our company into a subsidiary of Halliburton (please see the attached press release).  Pending approval of our stockholders, customary regulatory approvals and other conditions, we expect the merger will be completed in the summer of 2010.

While the proposed merger represents a great opportunity and accomplishment for the Boots & Coots team, it will also allow us to better serve our customers globally. In fact, upon the closing of the proposed merger, we expect that the Boots & Coots you know and work with will be able to offer you a more complete portfolio of pressure control products and services, as Halliburton shifts the delivery of pressure control and well intervention services to us to manage and operate under the Boots & Coots name. So by joining forces with Halliburton, Boots & Coots will be offering additional services like coiled tubing, nitrogen and thru tubing service tools, in addition to the industry’s largest snubbing / hydraulic workover fleet, and will be offering those services in more locations around the world.

The result will be a concentrated focus on and commitment to well intervention and pressure control, and pipeline and process services for both companies.  Halliburton has been an innovator in snubbing and hydraulic workover. This history of innovation in pressure control coupled with their global solutions offerings complement Boots & Coots’ focus on delivering a complete portfolio of pressure control and well intervention services.

Be assured we will be offering these services with the same Boots & Coots reliability and dedication to quality. We are committed to being your trusted advisor and to delivering the best products and services available, and the proposed merger is expected to strengthen that commitment.

During this transition, you should expect no disruption of service. You will have the same Boots & Coots personnel to contact and the same level of service. We appreciate your business and look forward to an enhanced and productive relationship.

Sincerely,

Forward-Looking Statements
Information set forth in this document that are not historical statements, including statements regarding future financial performance, the merger (including the valuation, benefits, results, effects and timing thereof), the attributes of Boots & Coots’ role as a subsidiary of Halliburton and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to receive the approval of Boots & Coots’ stockholders; satisfaction of the conditions to the closing of the merger; costs and difficulties related to integration of Boots & Coots’ businesses and operations; delays, costs and difficulties relating to the merger; results of cash/stock elections of Boots & Coots’ stockholders; changes in the demand for or price of oil and/or natural gas which has been significantly impacted by the worldwide recession and the worldwide financial and credit crisis; consequences of audits and investigations by domestic and foreign government agencies and legislative bodies and related publicity; potential adverse proceedings by such agencies; protection of intellectual property rights; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to radioactive sources, explosives, and chemicals; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; unsettled political conditions, war, and the effects of terrorism, foreign operations, and foreign exchange rates and controls; weather-related issues including the effects of hurricanes and tropical storms; changes in capital spending by customers; delays or failures by customers to make payments owed to us; execution of long-term, fixed-price contracts; impairment of oil and gas properties; structural changes in the oil and natural gas industry; maintaining a highly skilled workforce; availability of raw materials; and integration of acquired businesses and operations of joint ventures. Halliburton’s and Boots & Coots’ reports on Form 10-K for the year ended December 31, 2009, recent Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect the business, results of operations, and financial condition. Halliburton and Boots & Coots undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information
In connection with the proposed merger, Halliburton and Boots & Coots intend to file materials relating to the transaction with the SEC, including a registration statement of Halliburton, which will include a prospectus of Halliburton and a proxy statement of Boots & Coots.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HALLIBURTON, BOOTS & COOTS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Halliburton and Boots & Coots, without charge, at the SEC’s web site at www.sec.gov.  Copies of Halliburton’s SEC filings may also be obtained for free by directing a request to investors@halliburton.com.  Copies of the Boots & Coots’ SEC filings may also be obtained for free by directing a request to investorrelations@boots-coots.com.

Participants in Solicitation
Halliburton and Boots & Coots and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Boots & Coots’ stockholders in respect of the merger. Information about these persons can be found in Halliburton’s proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on April 5, 2010, Boots & Coots’ proxy statement relating to its 2009 Annual Meeting of Stockholders, as filed with the SEC on April 22, 2009, and Boots & Coots’ Current Reports on Form 8-K, as filed with the SEC on July 2, 2009 and March 5, 2009.  These documents can be obtained free of charge from the sources indicated above.  Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

Key Messages to Employees

Boots & Coots Key Messages

B&C Employees

◆
Halliburton will own Boots & Coots and transfer its well intervention services to a new Halliburton product service line which will be led by the Boots & Coots executive management team and operated under the Boots & Coots name.  The new product service line will be part of Halliburton’s Completion and Production Division.  The result will be a concentrated focus on and commitment to pressure control for both companies.

◆	This furthers our strategy to be the largest and best pressure control company in the industry.

◆	We have more tools in our toolbox.

◆	What would have taken years for us to build, we can be today with this combination.

◆
This is a revised focus on pressure control for Halliburton, and by operating their Well Intervention business under the Boots & Coots name it will allow Halliburton to remain focused on the things they do well and us to continue to focus on what we do well.

◆	By having us run pressure control, Halliburton recognizes the value we bring to the table.

◆	This will be a tremendous opportunity to continue to build our international platforms and become the number one pressure control contender.

◆
Halliburton was involved in the invention of the first hydraulic workover/snubbing unit. This legacy of innovation in pressure control coupled with their extensive service offerings fit perfectly with Boots & Coots’ focus on delivering a complete portfolio of pressure control and well intervention services.

◆	We now will be able to offer more opportunity for personal advancement and growth.

◆	This will make us a global leader and substantially larger with more geographic presence than our competitors.

◆
We do not expect significant change between now and closing. It’s business as usual and we will continue to focus on the execution of our strategic plan to the extent permitted by the merger agreement.

◆	During the period between signing and closing, the management teams of both companies will develop a detailed integration and marketing plan.

◆
The closing of the transaction is subject to receipt of stockholder approval, governmental and regulatory approvals and other closing conditions. Depending on the timing of the satisfaction or waiver of the conditions to closing, we expect to close in the summer of 2010.

◆
In some respects, Boots & Coots and Halliburton compete against each other.  Until the transaction closes, all employees must observe legal restrictions on sharing competitively sensitive information and coordinating competitive activity.  Questions regarding the extent of permissible information sharing and coordination should be directed to Brian Keith who will consult with Thompson & Knight LLP.

◆
Because we are a publicly traded company, any communications related to the merger and the integration of Boots & Coots into Halliburton may need to be publicly filed with the SEC. Any communication or distribution to employees or third parties should be reviewed by Brian Keith who will consult with Thompson & Knight LLP regarding whether the proposed communication needs to be filed with the SEC.

◆	While in this process, you should not contact anyone from Halliburton regarding this merger.

◆	Posted on our Intranet are frequently asked questions. If your questions aren’t answered there you can email questions to questions@boots-coots.com or contact the Communications Line at 832-912-0705.

◆	Any call you may receive from an investor or equity analyst should be referred to Jennifer Tweeton.

Customers

◆
Halliburton will own Boots & Coots and transfer its well intervention services to a new Halliburton product service line, which will be led by the Boots & Coots executive management team and operated under the Boots & Coots name. The new product service line will be part of Halliburton’s Completion and Production Division.  The result will be a concentrated focus on and commitment to pressure control for both companies.

◆
Halliburton was involved in the invention of the first hydraulic workover/snubbing unit. This legacy of innovation in pressure control coupled with their extensive service offerings fit perfectly with Boots & Coots’ focus on delivering a complete portfolio of pressure control and well intervention services.

◆	We will have more tools in our toolbox, and more resources, to service our customers’ pressure control needs.

◆	This merger is testament to our commitment to being a trusted advisor to our customers and to delivering the best products and services available.

◆	There will be no disruption of service. You will have the same contact and the same superior service.

Investors

◆
Halliburton will own Boots & Coots and transfer its well intervention services to a new Halliburton product service line, which will be led by the Boots & Coots executive management team and operated under the Boots & Coots name. The new product service line will be part of Halliburton’s Completion and Production Division.  The result will be a concentrated focus on and commitment to pressure control for both companies.

◆	This furthers our strategy to be the largest and best pressure control company in the industry.

◆	Stockholders will have the opportunity to continue to participate in the success of a combined enterprise.

◆
The closing of the transaction will be subject to shareholder approval once the prospectus/proxy statement has been approved by the SEC and the transaction has been reviewed by other government agencies. Depending on the timing of these reviews, we expect to close in the summer of 2010.

Forward-Looking Statements
Information set forth in this document that are not historical statements, including statements regarding future financial performance, the merger (including the valuation, benefits, results, effects and timing thereof), the attributes of Boots & Coots’ role as a subsidiary of Halliburton and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to receive the approval of Boots & Coots’ stockholders; satisfaction of the conditions to the closing of the merger; costs and difficulties related to integration of Boots & Coots’ businesses and operations; delays, costs and difficulties relating to the merger; results of cash/stock elections of Boots & Coots’ stockholders; changes in the demand for or price of oil and/or natural gas which has been significantly impacted by the worldwide recession and the worldwide financial and credit crisis; consequences of audits and investigations by domestic and foreign government agencies and legislative bodies and related publicity; potential adverse proceedings by such agencies; protection of intellectual property rights; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to radioactive sources, explosives, and chemicals; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; unsettled political conditions, war, and the effects of terrorism, foreign operations, and foreign exchange rates and controls; weather-related issues including the effects of hurricanes and tropical storms; changes in capital spending by customers; delays or failures by customers to make payments owed to us; execution of long-term, fixed-price contracts; impairment of oil and gas properties; structural changes in the oil and natural gas industry; maintaining a highly skilled workforce; availability of raw materials; and integration of acquired businesses and operations of joint ventures. Halliburton’s and Boots & Coots’ reports on Form 10-K for the year ended December 31, 2009, recent Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect the business, results of operations, and financial condition. Halliburton and Boots & Coots undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information
In connection with the proposed merger, Halliburton and Boots & Coots intend to file materials relating to the transaction with the SEC, including a registration statement of Halliburton, which will include a prospectus of Halliburton and a proxy statement of Boots & Coots.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HALLIBURTON, BOOTS & COOTS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Halliburton and Boots & Coots, without charge, at the SEC’s web site at www.sec.gov.  Copies of Halliburton’s SEC filings may also be obtained for free by directing a request to investors@halliburton.com.  Copies of the Boots & Coots’ SEC filings may also be obtained for free by directing a request to investorrelations@boots-coots.com.

Participants in Solicitation

Halliburton and Boots & Coots and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Boots & Coots’ stockholders in respect of the merger. Information about these persons can be found in Halliburton’s proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on April 5, 2010, Boots & Coots’ proxy statement relating to its 2009 Annual Meeting of Stockholders, as filed with the SEC on April 22, 2009, and Boots & Coots’ Current Reports on Form 8-K, as filed with the SEC on July 2, 2009 and March 5, 2010.  These documents can be obtained free of charge from the sources indicated above.  Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

Frequently Asked Questions

If your question isn’t listed below e-mail your question to
questions@boots-coots.com or leave a voicemail at 832-912-0705

Frequently Asked Questions about the proposed merger with Halliburton

What does this mean for Boots & Coots?
This will make Boots & Coots substantially larger with greater geographic presence and more service offerings. This transaction will also provide Boots & Coots more resources to continue to focus on and grow its pressure control services.

How will the companies be combined?
The April 9th announcement was just the first step in the process. Before the companies are combined, the transaction and materials being sent to stockholders must be approved by various government agencies, then by our stockholders. Depending on the timing of these reviews, we expect to close in the summer of 2010.

Once combined, Halliburton will own Boots & Coots and operate its well intervention services under the Boots & Coots name along with the rest of Boots & Coots pressure control services.

In the months leading to the close, the management teams of both companies will develop a detailed integration and marketing plan. Nothing will change between now and closing. It’s business as usual and we will continue to focus on the execution of our strategic plan. Both companies are committed to ensuring that, through this transition period, our customers see no deterioration in service quality. We count on your help in this respect.

How will this process affect Boots & Coots employees?
Being part of a larger organization will provide us and our employees with resources and opportunities that would not otherwise be available. With this transaction, we will be a leader in pressure control services and will be able to compete on a much wider scale.

When will the transaction close?
There is not a target date at this time; however, we expect the transaction to close in the summer of 2010 subject to regulatory and shareholder approval. We will update you when a more definite date can be determined.

Will this merger have any impact on my job?
While this is not anticipated, there may be adjustments due to the normal course of business.

What happens to our benefits?
We anticipate the current benefit plan running through the end of the year and we will change plans during our normal election period. All employee time with Boots & Coots will be recognized as equivalent time with Halliburton.

What happens to our current bonus plan?
The 2010 Plan will be administered as outlined.  There will be changes and modifications to the plan for 2011.

What happens to the 401(k)?
Changes to the program will be outlined as we approach the transaction closing.

What happens to our stock options, stock appreciation rights (SARs) and restricted stock?
Outstanding options, SARs and restricted stock will be considered fully vested at the time the merger is effective. Options and SARs with an exercise price equal or greater than $3.00 per share will be cancelled upon the merger. Options and SARs with an exercise price less than $3.00 will be converted into the right to receive cash equal to the excess of $3.00 over the exercise price multiplied by the number of shares subject to the option or SAR. Holders of restricted stock will be entitled to make cash, stock or mixed consideration elections just like holders of other shares of common stock.

Will I lose my job?
The objective is growth, not reduction. Most employees of both companies will remain with the combined product service line. Any overlap in certain job functions will be addressed in the integration plan. No decisions have been made on this issue at this point, and until the transaction closes, the companies will continue to operate independently.

Will I lose my time of service?
If you had no break in service between employment with Halliburton and Boots & Coots, your time will be bridged over.

Will I lose my vacation status?
Your time and service will determine your vacation eligibility.

Will employees’ reporting structure change?
Until the transaction closes, you will see no changes and will continue to have the same reporting lines.

What are our recruiting guidelines during this transaction?
Since Boots & Coots will conduct business as usual until the closing date of the merger, we are free to hire personnel as required.

After the transaction closes will Boots & Coots employees be moving to Halliburton facilities or will Halliburton employees be moving to Boots & Coots facilities?

Decisions on location changes will be made on a location-by-location basis as part of the integration planning process and will be communicated at the appropriate time after they are made.

What do I tell customers?
This is great news for our customers. Halliburton was involved in the invention of the first hydraulic snubbing/workover unit. This legacy of innovation in pressure control coupled with their extensive service offerings fit perfectly with our focus on delivering a complete portfolio of pressure control and well intervention services. Please assure customers that they can continue to count on you and Boots & Coots without interruption, and that we look forward to offering them more integrated services and a more global presence in the coming months.

Can we talk to Halliburton management and employees?
Until the transaction closes, Halliburton and Boots & Coots must continue to operate as separate entities and must continue to compete in products and services where we currently compete. You should not contact Halliburton personnel regarding the merger. However, you can continue to communicate with Halliburton in the same manner that you would have before the transaction was announced.

If I have more questions who do I contact?
You can email questions to questions@boots-coots.com or contact the Communications Line at 832-912-0705.

Forward-Looking Statements
Information set forth in this document that are not historical statements, including statements regarding future financial performance, the merger (including the valuation, benefits, results, effects and timing thereof), the attributes of Boots & Coots’ role as a subsidiary of Halliburton and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to receive the approval of Boots & Coots’ stockholders; satisfaction of the conditions to the closing of the merger; costs and difficulties related to integration of Boots & Coots’ businesses and operations; delays, costs and difficulties relating to the merger; results of cash/stock elections of Boots & Coots’ stockholders; changes in the demand for or price of oil and/or natural gas which has been significantly impacted by the worldwide recession and the worldwide financial and credit crisis; consequences of audits and investigations by domestic and foreign government agencies and legislative bodies and related publicity; potential adverse proceedings by such agencies; protection of intellectual property rights; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to radioactive sources, explosives, and chemicals; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; unsettled political conditions, war, and the effects of terrorism, foreign operations, and foreign exchange rates and controls; weather-related issues including the effects of hurricanes and tropical storms; changes in capital spending by customers; delays or failures by customers to make payments owed to us; execution of long-term, fixed-price contracts; impairment of oil and gas properties; structural changes in the oil and natural gas industry; maintaining a highly skilled workforce; availability of raw materials; and integration of acquired businesses and operations of joint ventures. Halliburton’s and Boots & Coots’ reports on Form 10-K for the year ended December 31, 2009, recent Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect the business, results of operations, and financial condition. Halliburton and Boots & Coots undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information
In connection with the proposed merger, Halliburton and Boots & Coots intend to file materials relating to the transaction with the SEC, including a registration statement of Halliburton, which will include a prospectus of Halliburton and a proxy statement of Boots & Coots.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HALLIBURTON, BOOTS & COOTS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Halliburton and Boots & Coots, without charge, at the SEC’s web site at www.sec.gov.  Copies of Halliburton’s SEC filings may also be obtained for free by directing a request to investors@halliburton.com.  Copies of the Boots & Coots’ SEC filings may also be obtained for free by directing a request to investorrelations@boots-coots.com.

Participants in Solicitation
Halliburton and Boots & Coots and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Boots & Coots’ stockholders in respect of the merger. Information about these persons can be found in Halliburton’s proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on April 5, 2010, Boots & Coots’ proxy statement relating to its 2009 Annual Meeting of Stockholders, as filed with the SEC on April 22, 2009, and Boots & Coots’ Current Reports on Form 8-K, as filed with the SEC on July 2, 2009 and March 5, 2010.  These documents can be obtained free of charge from the sources indicated above.  Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.